UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2015

Date of reporting period: 02/28/2015

Item 1 – Report to Stockholders

2

FEBRUARY 28, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Floating Rate Income Portfolio | of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower during the period.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields remained persistently low, but were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy-related assets sold off sharply and emerging markets struggled as many of those economies rely heavily on oil exports. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted in early 2015. U.S. equities underperformed international markets given high valuations and the anticipation of a rate hike from the Fed. Oil prices showed signs of stabilizing as suppliers became more disciplined in their exploration and production efforts. Markets in Europe and Japan rebounded, driven largely by central bank policy accommodation and improving economic data.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	15.51%
U.S. small cap equities (Russell 2000® Index)	5.70	5.63
International equities (MSCI Europe, Australasia, Far East Index)	(1.26)	(0.03)
Emerging market equities (MSCI Emerging Markets Index)	(8.30)	5.01
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.14	8.66
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.25	5.05
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.17	6.47
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.08)	2.81

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2015

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended February 28, 2015, the Fund’s Institutional and Investor A Shares outperformed the Fund’s benchmark, the S&P®/LSTA Leveraged Loan Index, while the Investor C Shares underperformed the benchmark and the Investor C1 Shares performed in line with the benchmark.

What factors influenced performance?

•

Individual security selection had a positive impact overall to relative performance, with many contributors, as the Fund is broadly diversified across approximately 300 loan instruments. The largest individual contributors to relative performance were First Data Corp. (technology), Level 3 Communications (wirelines), TASC, Inc. (aerospace) and Dynegy, Inc. (industrial distribution). Security selection within the B-rated space was the most beneficial contributor to results.

•

Relative to its benchmark, the Fund’s underweight in higher-rated BB-rated loan credits hindered results, as this segment performed well during the period. In terms of individual loans, an overweight to Ascend Performance Materials Operations LLC and Reddy Ice Corp. detracted from results.

Describe recent portfolio activity.

•

During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. Since the average loan has recently been trading at a slight discount to par (i.e., with limited upside), the Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. The Fund has been actively participating in the new-issue market when possible. Unfortunately, new issuances in 2015 has been low compared to previous years. In anticipation of some growth and improving economic conditions, the Fund modestly increased exposure to fixed-coupon high yield bonds as valuations in that market moved closer to fair value.

Describe portfolio positioning at period end.

•

At period end, the Fund held 92% of its total portfolio in floating rate loan interests (bank loans), with the remainder in corporate bonds and other interests. The Fund maintained a concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a modest position in CCC-rated loans, while generally maintaining low exposure to lower quality, less liquid loans where the upside is limited.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	95%
Corporate Bonds	3
Asset-Backed Securities	2

Credit Quality Allocations[1]	Percent of Long-Term Investments

BBB/Baa	7%
BB/Ba	42
B	46
CCC/Caa	4
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

An unmanaged composite index that tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market — including dollar-denominated and U.S.-syndicated loans to overseas issuers.

Performance Summary for the Period Ended February 28, 2015

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.46%	4.46%	0.99%	2.59%	N/A	5.51%	N/A	4.04%	N/A
Investor A	4.10	4.09	0.84	2.38	(0.18)%	5.19	4.65%	3.75	3.49%
Investor C	3.45	3.45	0.47	1.62	0.63	4.41	4.41	2.99	2.99
Investor C1	3.72	3.71	0.61	1.91	0.92	4.69	4.69	3.25	3.25
S&P®/LSTA Leveraged Loan Index	—	—	0.63	2.52	N/A	5.45	N/A	4.99	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period[5]	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.90	$3.49	$1,000.00	$1,021.32	$3.51	0.70%
Investor A	$1,000.00	$1,008.40	$5.03	$1,000.00	$1,019.79	$5.06	1.01%
Investor C	$1,000.00	$1,004.70	$8.60	$1,000.00	$1,016.22	$8.65	1.73%
Investor C1	$1,000.00	$1,006.10	$7.26	$1,000.00	$1,017.55	$7.30	1.46%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on September 1, 2014 and held through February 28, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the deriva-

tive financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	7

Consolidated Schedule of Investments February 28, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ALM VII R Ltd.:
Series 2013-7RA, Class C, 3.71%, 4/24/24	USD	2,500	$2,425,765
Series 2013-7RA, Class D, 5.26%, 4/24/24		1,500	1,392,075
ALM VIII Ltd., Series 2013-8A, Class C, 3.46%, 1/20/26		3,000	2,813,972
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 4.45%, 12/09/26		1,000	960,000
Apidos CLO XII, Series 2013-12A, Class D, 3.28%, 4/15/25		1,000	935,016
Ares XXXII CLO Ltd., Series 2014-32A, Class C, 4.43%, 11/15/25		1,000	993,340
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 3.94%, 10/15/26		2,125	2,022,494
Atrium X, Series 2013-10A, Class D, 3.75%, 7/16/25		750	719,644
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25		1,250	1,156,809
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.75%, 7/15/24		750	709,627
Central Park CLO Ltd., Series 2011-1A, Class D, 3.46%, 7/23/22		250	247,057
CIFC Funding Ltd.:
Series 2013-2A, Class B1L, 3.86%, 4/21/25		500	479,616
Series 2014-5A, Class D2, 4.74%, 1/17/27		1,000	980,700
Dryden Senior Loan Fund, Series 2014-36A, Class E, 5.43%, 11/09/25		1,500	1,338,750
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.75%, 4/15/25		750	701,773
ING IM CLO Ltd., Series 2013-2A, Class C, 3.76%, 4/25/25		500	477,225
Lightpoint CLO VII Ltd., Series 2007-7A, Class B, 0.93%, 5/15/21		3,500	3,288,588
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25		1,405	1,327,157
Navigare Funding II CLO Ltd., Series 2007-2A, Class C, 1.01%, 4/17/21		4,000	3,862,432
Neuberger Berman CLO XV, Series 2013-15A, Class D, 3.48%, 10/15/25		2,000	1,858,765
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class C, 3.98%, 11/14/25		1,500	1,430,655
Series 2014-18A, Class D, 5.48%, 11/14/25		1,000	890,641
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.61%, 7/17/25		500	464,372
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class E1, 5.54%, 11/22/25		1,750	1,572,814
OZLM IX Ltd., Series 2014-9A, Class C, 3.83%, 1/20/27		1,000	954,204
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.13%, 7/15/25		2,250	2,179,177

Asset-Backed Securities (a)(b)		Par (000)	Value
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 3.83%, 1/23/27	USD	1,250	$1,144,375
TICP CLO III Ltd., Series 2014-3A, Class D2, 4.41%, 1/20/27		1,000	982,136
Vibrant CLO II Ltd., Series 2013-2A, Class B, 2.98%, 7/24/24		2,000	1,915,441
Voya CLO Ltd., Series 2014-4A, Class C, 4.23%, 10/14/26		1,500	1,480,545
Total Asset-Backed Securities — 1.6%			41,705,165

Common Stocks		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)(c)		39,151	34,061
Diversified Consumer Services — 0.1%
Houghton Mifflin Harcourt Co. (c)		86,901	1,718,896
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning)		46,024	992,415
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (c)		381,049	1,027,226
Ainsworth Lumber Co. Ltd. (a)(c)		268,109	722,764

			1,749,990
Total Common Stocks — 0.2%			4,495,362

Corporate Bonds		Par (000)
Diversified Financial Services — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19	USD	5,517	5,675,890
Diversified Telecommunication Services — 0.1%
Altice Financing SA, 6.63%, 2/15/23 (a)		2,210	2,301,163
Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		1,218	1,302,499
HCA, Inc.:
5.88%, 5/01/23		1,485	1,626,075
5.38%, 2/01/25		2,255	2,390,300
Tenet Healthcare Corp., 5.00%, 3/01/19 (a)		5,175	5,200,875

			10,519,749
Independent Power and Renewable Electricity Producers — 0.2%
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/01/19 (a)		5,275	5,518,969
Metals & Mining — 0.1%
Novelis, Inc., 8.38%, 12/15/17		965	1,008,425

Portfolio Abbreviations

AKA	Also known as	FKA	Formerly known as
CAD	Canadian Dollar	GBP	British Pound
CLO	Collateralized Loan Obligation	USD	U.S. Dollar
EUR	Euro

See Notes to Consolidated Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.6%
Antero Resources Finance Corp., 5.38%, 11/01/21	USD	2,400	$2,418,000
Blackstone CQP Holdco LP, 9.30%, 3/31/19		4,521	4,475,782
CONSOL Energy, Inc., 5.88%, 4/15/22		2,470	2,371,200
Sabine Pass LNG LP, 7.50%, 11/30/16		6,500	6,873,750

			16,138,732
Pharmaceuticals — 0.1%
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 2/01/25 (a)		2,775	2,938,031
Road & Rail — 0.2%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		3,334	3,438,187
Wireless Telecommunication Services — 0.6%
Digicel Group Ltd., 8.25%, 9/30/20 (a)		5,330	5,391,295
Sprint Communications, Inc., 7.00%, 3/01/20 (a)		9,625	10,662,671

			16,053,966
Total Corporate Bonds — 2.5%			63,593,112

Floating Rate Loan Interests (b)
Advertising — 0.3%
Affinion Group, Inc.:
Initial Second Lien Term Loan, 8.50%, 10/31/18		890	779,519
Tranche B Term Loan, 6.75%, 4/30/18		6,579	6,247,550

			7,027,069
Aerospace & Defense — 1.2%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		8,225	8,242,108
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		3,886	3,879,726
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		11,176	10,889,657
TASC, Inc., Second Lien Term Loan, 12.00%, 5/21/21		4,300	4,509,625
TransDigm, Inc.:
Tranche C Term Loan, 3.75%, 2/28/20		1,573	1,565,633
Tranche D Term Loan, 3.75%, 6/04/21		1,990	1,982,219

			31,068,968
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		2,586	2,389,095
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		2,707	2,500,514
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		442	407,929
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		3,734	3,448,985

			8,746,523
Airlines — 0.5%
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		5,060	5,055,392

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines (concluded)
Northwest Airlines, Inc.:
B757-300, 1.56%, 3/10/17	USD	607	$579,367
B757-300, 2.18%, 3/10/17		625	609,081
Loan B757-200, 1.56%, 9/10/18		616	588,626
Loan B757-200, 1.56%, 9/10/18		611	583,187
Loan B757-300, 2.18%, 3/10/17		625	609,375
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		5,049	5,031,631

			13,056,659
Auto Components — 0.6%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/27/20		2,801	2,797,088
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		5,920	5,868,398
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		5,621	5,645,453
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		1,858	1,858,197

			16,169,136
Automobiles — 0.1%
FCA U.S. LLC (FKA Chrysler Group LLC), Tranche B Term Loan, 3.25%, 12/31/18		3,149	3,140,261
Beverages — 0.3%
Blue Ribbon LLC, Initial Term Loan (First Lien), 5.75%, 11/15/21		7,435	7,444,294
Biotechnology — 0.3%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.17%, 2/27/21		7,735	7,715,207
Ikaria, Inc., Initial Term Loan (First Lien), 5.00%, 2/12/21		1,293	1,287,809

			9,003,016
Building Products — 2.3%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		4,525	4,442,005
CPG International, Inc., Term Loan, 4.75%, 9/30/20		21,188	20,817,358
Jeld-Wen, Inc. (Onex BP Finance LP), Initial Loan, 5.25%, 10/15/21		10,085	10,110,213
Nortek, Inc., Loan, 3.75%, 10/30/20		3,333	3,306,184
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		9,311	9,152,332
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		8,013	7,939,407
Tranche B Term Loan, 4.00%, 10/31/19		3,787	3,752,025

			59,519,524
Capital Markets — 1.0%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		3,730	3,713,344
AssuredPartners Capital, Inc., Initial Term Loan (First Lien), 5.00%, 4/02/21		7,782	7,719,294
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		6,695	6,761,950
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		6,460	6,441,944

			24,636,532

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals — 3.4%
Allnex (Luxembourg) & Cy SCA, Tranche B-1 Term Loan, 4.50%, 10/03/19	USD	2,166	$2,161,610
Allnex USA, Inc., Tranche B-2 Term Loan, 4.25%, 10/03/19		1,124	1,121,556
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		7,779	6,572,978
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		7,617	7,556,235
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV):
Term B Loan (First Lien), 4.50%, 12/02/19		3,965	3,920,344
Term B Loan (Second Lien), 8.25%, 6/02/20		2,040	2,014,500
Huntsman International LLC, 2014-1 Incremental Term Loan, 3.75%, 10/01/21		2,000	2,003,340
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 3.75%, 5/04/18		6,785	6,760,962
Kronos Worldwide, Inc., Initial Term Loan, 4.75%, 2/18/20		2,412	2,413,777
Macdermid, Inc. (Platform Specialty Products Co.):
Tranche B Term Loan (First Lien), 4.50%, 6/07/20		8,786	8,810,125
Tranche B-2 Term Loan, 4.75%, 6/07/20		7,981	8,022,205
Minerals Technologies, Inc., Initial Term Loan, 4.00%, 5/07/21		8,657	8,683,954
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		4,720	4,442,700
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		8,710	8,421,283
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		6,015	5,834,113
Term Loan (Second Lien 2014), 7.75%, 9/30/21		3,800	3,382,000
Royal Adhesives and Sealants LLC, Term B Loan (First Lien), 5.50%, 7/31/18		2,405	2,409,181
Univar, Inc., Term B Loan, 5.00%, 6/30/17		3,184	3,158,742

			87,689,605
Commercial Services & Supplies — 4.0%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		5,410	5,346,808
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21		8,163	8,145,233
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		4,987	4,966,616
Aramark Corp.:
LC-2 Facility, 0.02% - 3.65%, 7/26/16		25	24,436
LC-3 Facility, 0.02% - 3.65%, 7/26/16		10	10,027
U.S. Term E Loan, 3.25%, 9/06/19		8,844	8,817,581
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21		3,530	3,561,140
Garda World Security Corp.:
Term B Delayed Draw Loan, 4.00%, 11/06/20		125	124,036
Term B Loan, 4.00%, 11/06/20		490	484,869

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (concluded)
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20	USD	1,404	$1,389,960
Replacement Term Loan (First Lien), 4.25% - 5.50%, 11/01/19		2,714	2,709,351
Infogroup, Inc., Term B Loan, 7.50%, 5/26/18		1,423	1,325,630
Intelligrated, Inc., Term Loan (First Lien 2012), 4.50% - 5.75%, 7/30/18		2,479	2,440,565
Intertrust Group BV, Facility 2 (Second Lien), 8.00%, 4/15/22		4,175	4,147,153
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		4,241	4,028,621
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		8,640	8,821,559
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		3,157	3,054,612
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		5,765	5,613,384
Packers Holdings LLC, Initial Term Loan, 5.00%, 12/02/21		6,950	6,984,750
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		15,318	15,198,725
W3 Co.:
Term Loan (First Lien), 5.75%, 3/13/20		9	8,407
Term Loan (Second Lien), 9.25%, 9/13/20		1,456	1,372,610
Waste Industries USA, Inc., Term Loan B, 3.25%, 2/20/20		2,770	2,776,218
West Corp., Term B-10 Loan, 3.25%, 6/30/18		5,106	5,088,873
York Risk Services Holding Corp. (Onex York Finance LP), Term Loan, 4.75%, 10/01/21		5,299	5,274,823

			101,715,987
Communications Equipment — 0.1%
Riverbed Technology, Inc., Term Loan B, 5.00%, 2/25/22		2,750	2,770,625
Construction & Engineering — 0.5%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		8,465	8,253,664
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		3,595	3,577,025

			11,830,689
Construction Materials — 0.5%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.25%, 8/30/20		1,489	1,484,909
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		5,021	5,008,747
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		503	501,685
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		4,859	4,837,842

			11,833,183
Containers & Packaging — 0.7%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		2,037	2,029,663
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		3,446	3,458,589

See Notes to Consolidated Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Containers & Packaging (concluded)
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.00%, 12/01/18	USD	11,736	$11,767,743

			17,255,995
Distributors — 0.6%
American Tire Distributors, Inc., New 2014 Initial Term Loan, 5.75%, 6/01/18		4,547	4,569,745
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 10.50%, 1/29/18		4,165	4,050,462
Term Loan (First Lien), 6.50%, 7/29/17		3,903	3,901,590
VWR Funding, Inc., Amendment No. 2 Dollar Term Loan, 3.42%, 4/03/17		2,509	2,504,115

			15,025,912
Diversified Consumer Services — 1.4%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 3.75%, 1/30/20		12,646	12,624,426
Term B-1 Loan, 4.25%, 1/30/20		1,930	1,932,413
Education Management II LLC:
Tranche A Term Loan, 5.50%, 7/02/20		128	116,380
Tranche B Term Loan, 8.50%, 7/02/20		213	171,435
The Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		20,662	20,654,512
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 4/02/20		3,364	1,771,701

			37,270,867
Diversified Financial Services — 0.3%
Schaeffler AG (FKA named INA Beteiligungsge-sellschaft mit beschränkter Haftung), Facility B-USD, 4.25%, 5/15/20		6,705	6,746,906
Diversified Telecommunication Services — 5.6%
Altice Financing SA:
Dollar Denominated Tranche Loan, 5.25%, 1/28/22		2,835	2,846,510
Term Loan, 5.50%, 7/02/19		7,098	7,145,797
Avaya, Inc., Term B-3 Loan, 4.67%, 10/26/17		5,457	5,297,682
Consolidated Communications, Inc., Initial Term Loan, 4.25%, 12/23/20		7,363	7,381,862
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		5,203	5,217,396
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		3,880	3,846,050
Term B Loan, 5.25%, 2/22/19		3,950	3,922,002
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/28/19		25,703	25,500,860
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		18,845	18,835,244
Tranche B 2022 Term Loan, 4.50%, 1/31/22		10,845	10,890,224
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		10,042	10,035,203
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		12,866	12,737,592
Telesat Canada, Term A Loan, 3.00%, 3/28/17	CAD	4,446	3,533,890
Virgin Media Investment Holdings Ltd.:
B Facility, 3.50%, 6/07/20	USD	8,425	8,399,051
E Facility, 4.25%, 6/30/23	GBP	2,305	3,556,731

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (concluded)
Ziggo BV:
USD B1 Facility, 3.50%, 1/15/22	USD	5,498	$5,444,984
USD B2 Facility, 3.25% - 3.50%, 1/15/22		3,543	3,508,851
USD B3 Facility, 3.50%, 1/15/22		5,827	5,770,806

			143,870,735
Electric Utilities — 1.0%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		10,960	11,005,703
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.66%, 10/10/17		23,800	15,192,254

			26,197,957
Electrical Equipment — 0.2%
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/20		5,043	5,003,639
Electronic Equipment, Instruments & Components — 0.7%
Dell International LLC:
Term B Loan, 4.50%, 4/29/20		13,313	13,363,049
Term C Loan, 3.75%, 10/29/18		4,973	4,977,854

			18,340,903
Energy Equipment & Services — 0.4%
American Energy — Marcellus LLC, Initial Loan (First Lien), 5.25%, 8/04/20		3,058	2,595,824
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		9,257	7,215,447
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		1,047	638,164
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		837	755,497

			11,204,932
Food & Staples Retailing — 1.7%
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		3,635	3,603,194
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		14,495	14,428,478
New Albertson’s, Inc., Term B Loan, 4.75%, 6/27/21		5,002	4,993,708
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.25%, 11/14/19		7,829	7,829,439
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		2,665	2,689,998
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		4,087	4,092,352
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		5,757	5,741,377

			43,378,546
Food Products — 1.4%
Diamond Foods, Inc., Loan, 4.25%, 8/20/18		10,706	10,679,264
Dole Food Co., Inc., Tranche B Term Loan, 4.50%, 11/01/18		9,131	9,107,959
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		5,564	5,570,725

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Food Products (concluded)
Pinnacle Foods Finance LLC, New Term Loan G, 3.00%, 4/29/20	USD	1,440	$1,430,713
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 7.75%, 5/01/19		6,578	5,689,829
Term B Loan (Second Lien), 10.75%, 11/01/19		3,750	2,850,000

			35,328,490
Gas Utilities — 0.2%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21		4,850	4,607,500
Health Care Equipment & Supplies — 2.2%
Amedisys, Inc. (Amedisys Holding LLC), Initial Term Loan (Second Lien), 8.50%, 7/28/20		5,500	5,445,000
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B2 (USD), 5.50%, 1/17/22		4,940	4,987,325
Biomet, Inc., Dollar Term B-2 Loan, 3.67%, 7/25/17		9,400	9,389,521
ConvaTec, Inc., Dollar Term Loan, 4.00%, 12/22/16		3,764	3,759,369
DJO Finance LLC (ReAble Therapeutics Finance LLC), New Tranche B Term Loan, 4.25%, 9/15/17		6,541	6,537,972
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		10,911	10,897,608
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		7,306	7,261,740
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		9,382	9,267,960

			57,546,495
Health Care Providers & Services — 5.8%
Acadia Healthcare Co., Inc., Tranche B Term Loan, 4.25%, 2/11/22		1,393	1,397,639
AmSurg Corp., Initial Term Loan, 3.75%, 7/16/21		11,602	11,609,209
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		1,690	1,690,493
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		37,207	37,278,671
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		6,400	6,436,032
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		14,267	14,281,620
Emdeon, Inc.:
Term B-2 Loan, 3.75%, 11/02/18		2,814	2,805,380
Term B-3 Loan, 3.75%, 11/02/18		2,893	2,878,286
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		4,787	4,780,772
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		2,926	2,984,839
HCA, Inc., Tranche B-5 Term Loan, 2.75%, 3/31/17		8,845	8,843,939
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		8,128	8,133,032
Millennium Health LLC (FKA Millennium Laboratories LLC), Tranche B Term Loan, 5.25%, 4/16/21		12,836	12,883,633
MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%, 3/31/21		6,043	5,994,123

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21	USD	4,476	$4,437,207
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		3,414	3,379,762
Surgical Care Affiliates LLC, Class C Incremental Term Loan, 4.00%, 6/29/18		3,792	3,770,141
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		8,167	8,065,215
U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien), 4.25%, 7/03/19		8,250	8,215,597

			149,865,590
Health Care Technology — 0.2%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		6,385	6,345,011
Hotels, Restaurants & Leisure — 8.0%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		3,766	3,737,321
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		14,245	14,160,385
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Horton’s), Term B Loan, 4.50%, 12/10/21		25,885	26,019,084
Bass Pro Group LLC, New Term Loan, 3.75%, 11/20/19		8,477	8,455,385
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		8,236	8,232,505
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 1.50% - 11.75%, 1/28/18		680	626,548
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		25,155	24,223,088
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		5,247	5,253,542
Centaur Acquisition LLC, Term Loan (Second Lien), 8.75%, 2/20/20		2,795	2,812,469
Dave & Buster’s, Inc., Term Loan, 4.25%, 7/27/20		4,487	4,486,639
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		7,612	7,649,863
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 5.00%, 1/31/20		791	792,978
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		10,117	10,109,898
Intrawest Operations Group LLC, Initial Term Loan, 5.50%, 12/09/20		5,480	5,493,349
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		17,945	17,922,590
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		9,592	9,553,189
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		5,374	5,367,373
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		2,829	2,683,201
Scientific Games International, Inc.:
Initial Term B-2 Loan, 5.00%, 10/01/21		6,200	6,187,848
Initial Term Loan, 6.00%, 10/18/20		5,729	5,715,707
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		17,689	17,666,819

See Notes to Consolidated Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 6.00%, 9/02/21	USD	14,234	$14,341,082
Twin River Management Group, Inc. (FKA BLB Management Services, Inc.), Closing Date Term Loan, 5.25%, 7/10/20		5,450	5,460,600

			206,951,463
Independent Power and Renewable Electricity Producers — 2.4%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20		5,369	5,285,521
Calpine Corp.:
Term Loan (10/12), 4.00%, 10/09/19		2,058	2,057,319
Term Loan (3/11), 4.00%, 4/01/18		9,394	9,395,031
Term Loan (6/11), 4.00%, 4/01/18		5,448	5,448,284
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		11,607	11,569,246
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		1,158	1,157,810
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		9,566	9,667,547
Term C Loan (First Lien), 5.00%, 12/17/21		421	425,372
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21		3,640	3,662,750
Panda Temple Power II LLC, Construction Term Loan Advance, 7.25%, 4/03/19		5,120	5,017,600
Terra-Gen Finance Co. LLC, Term Loan, 5.25%, 12/09/21		4,445	4,461,669
TPF II Power LLC (TPF II Covert Midco LLC), Term Loan, 5.50%, 10/02/21		4,375	4,416,913

			62,565,062
Insurance — 1.7%
Alliant Holdings I LLC:
2015-2 New Term Loan, 5.00%, 12/20/19		403	402,234
Initial Term Loan, 5.00%, 12/20/19		6,895	6,877,758
AmWINS Group LLC:
New Term Loan (First Lien), 4.25%, 9/06/19		7,715	7,747,349
Term Loan (Second Lien ), 9.50%, 9/04/20		2,111	2,073,652
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 3.00%, 9/28/16		1,307	1,300,714
Tranche B-2 Term Loan, 3.75%, 9/28/18		3,113	3,095,029
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.):
Term Loan (First Lien), 5.00%, 4/16/20		8,245	7,585,059
Term Loan (Second Lien), 8.25%, 10/16/20		1,930	1,663,023
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		7,410	7,243,275
Initial Term Loan (First Lien), 3.75%, 3/01/21		5,590	5,509,427

			43,497,520
Internet & Catalog Retail — 0.4%
Leonardo Acquisition Corp. (AKA 1-800 Contacts), Term Loan (First Lien), 4.25%, 1/29/21		9,836	9,817,282

Floating Rate Loan Interests (b)		Par (000)	Value
Internet Software & Services — 1.7%
DealerTrack Technologies, Inc., Term Loan, 3.25%, 2/28/21	USD	6,690	$6,648,227
Go Daddy Operating Co. LLC, Initial Term Loan, 4.75%, 5/13/21		8,733	8,737,431
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term C Loan, 4.00%, 2/19/18		261	259,514
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		28,427	28,391,136

			44,036,308
IT Services — 1.2%
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.50%, 4/17/20		2,783	2,730,451
Genpact Ltd., Term Loan, 3.50%, 8/30/19		5,202	5,187,891
IG Investments Holdings LLC, Term Loan B, 6.00%, 10/31/21		7,647	7,608,696
Sungard Availability Services Capital, Inc., Tranche B Term Loan, 6.00%, 3/29/19		2,241	1,991,063
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche C Term Loan, 3.92%, 2/28/17		2,850	2,847,321
Tyche Holdings LLC (AKA TransFirst, Inc.):
Loan (Second Lien), 9.00%, 11/11/22		2,883	2,883,030
Term Loan (First Lien), 5.50%, 11/12/21		5,145	5,173,543
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/13/21		3,315	3,316,924

			31,738,919
Leisure Products — 0.5%
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		1,511	1,454,664
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		6,945	6,886,565
Performance Sports Group Ltd. (FKA Bauer Performance Sports Ltd.), Initial Term Loan, 4.00%, 4/15/21		4,810	4,779,930

			13,121,159
Life Sciences Tools & Services — 0.8%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), Initial Dollar Term Loan, 4.25%, 3/11/21		4,040	4,008,392
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		11,247	11,224,835
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18		5,365	5,365,058

			20,598,285
Machinery — 3.2%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		10,073	9,674,552
Alliance Laundry Systems LLC:
Initial Term Loan (First Lien), 4.25%, 12/10/18		6,940	6,911,334
Initial Term Loan (Second Lien), 9.50%, 12/10/19		1,023	1,024,006
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		1,715	1,586,375
Filtration Group Corp., Term Loan (First Lien), 4.50%, 11/20/20		3,213	3,207,538

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery (concluded)
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19	USD	6,566	$6,475,766
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		25,773	25,572,792
Mueller Water Products, Inc., Initial Loan, 4.00%, 11/25/21		2,170	2,171,975
Onex Wizard Acquisition Co. I S.à r.l. (AKA SIG Combibloc Group), Term Loan, 4.25%, 2/03/22		6,215	6,261,613
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		11,391	11,356,430
Wabash National, Tranche B-1 Loan, 4.50%, 5/08/19		2,824	2,809,717
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		6,199	6,198,585

			83,250,683
Media — 9.2%
Acosta Holdco, Inc., Initial Term Loan, 4.00%, 9/26/21		6,210	6,239,311
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		4,359	4,336,190
Term Loan (Second Lien), 7.50%, 7/25/22		3,245	3,233,837
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		21,821	21,815,676
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 0.00%, 12/31/14 (c)(d)		1,812	—
Term Loan, 0.00%, 12/31/14 (c)(d)		1,240	—
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term E Loan, 3.00%, 7/01/20		2,945	2,934,106
Term G Loan, 4.25%, 9/10/21		23,340	23,514,817
Creative Artists Agency LLC, Initial Term Loan, 5.50%, 12/17/21		3,440	3,457,200
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/20		2,993	2,972,811
Hemisphere Media Holdings LLC (International Espanol, Inc.), Term B Loan, 5.00%, 7/30/20		3,832	3,815,568
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.92%, 1/30/19		19,795	18,934,695
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		20,520	20,571,034
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		6,960	6,855,600
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		3,748	3,728,825
MCC Iowa LLC:
Tranche H Term Loan, 3.25%, 1/29/21		6,562	6,518,646
Tranche J Term Loan, 3.75%, 6/30/21		1,667	1,658,292
Media General, Inc., Term B Loan, 4.25%, 7/31/20		11,446	11,471,098
National CineMedia LLC, Term Loan (2013), 2.93%, 11/26/19		5,946	5,836,550
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		10,868	10,881,424

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20	USD	9,402	$9,413,914
Salem Communications Corp., Term Loan, 4.50%, 3/13/20		3,238	3,210,796
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		15,143	15,123,711
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		23,605	23,544,124
UPC Financing Partnership:
Facility AG, 0.00% - 3.75%, 3/31/21	EUR	2,905	3,244,978
Facility AH, 3.25%, 6/30/21	USD	4,327	4,288,712
WideOpenWest Finance LLC, Term B Loan, 4.75%, 4/01/19		17,553	17,550,547
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC), Term Loan (First Lien), 5.25%, 5/06/21		918	915,624

			236,068,086
Metals & Mining — 0.5%
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		12,292	12,271,354
Multiline Retail — 0.7%
Dollar Tree, Inc., Term Loan B, 3.50%, 1/26/22		8,565	8,627,096
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		7,224	7,079,847
Hudson’s Bay Co., Initial Term Loan (First Lien), 4.75%, 11/04/20		2,223	2,228,002

			17,934,945
Multi-Utilities — 0.2%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		4,800	4,632,000
Oil, Gas & Consumable Fuels — 2.8%
American Energy—Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		1,404	1,235,440
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		1,404	1,235,633
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		9,067	7,249,452
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/15/20		7,857	7,542,517
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		6,055	6,019,699
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		12,530	12,081,050
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.38%, 9/30/20		2,805	2,143,833
Closing Date Loan, 3.88%, 9/28/18		4,714	4,504,324
Foresight Energy LLC, Term Loan, 5.50%, 8/21/20		1,405	1,334,960
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		14,966	14,377,255
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		227	224,671
Peabody Energy Corp., Term Loan, 3.25%, 9/24/20		1,110	1,044,388
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		3,552	3,454,466
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		2,876	2,685,045

See Notes to Consolidated Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Veresen Midstream LP, Term Loan B, 6.00%, 2/19/22	USD	7,580	$7,542,100

			72,674,833
Personal Products — 0.1%
Prestige Brands, Inc., Term B-2 Loan, 4.50%, 9/03/21		2,117	2,116,358
Pharmaceuticals — 3.3%
Akorn, Inc., Loan, 4.50%, 4/16/21		6,723	6,742,782
Amneal Pharmaceuticals LLC, Term Loan B, 5.00% - 6.25%, 11/01/19		5,075	5,081,516
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		5,329	5,302,035
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		13,737	13,763,478
Endo Luxembourg Finance Co. I S.à r.l., 2014 Term B Loan, 3.25%, 3/01/21		2,547	2,540,692
Envision Acquisition Co. LLC, Initial Term Loan (First Lien), 5.75%, 11/04/20		4,118	4,117,875
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.):
Term B-2 Loan, 4.00%, 9/30/19		11,338	11,263,398
Term B-3 Loan, 3.25%, 9/30/19		2,775	2,769,811
RPI Finance Trust, Term B-4 Term Loan, 3.50%, 11/09/20		6,075	6,100,333
Sage Products Holdings III LLC, Replacement Loan (First Lien), 5.00%, 12/13/19		1,716	1,730,712
Salix Pharmaceuticals Ltd., Term Loan, 4.25%, 1/02/20		10,924	10,917,253
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.50%, 12/11/19		3,232	3,224,007
Series D2 Term Loan B, 3.50%, 2/13/19		5,162	5,150,611
Series E1 Tranche B Term Loan, 3.50%, 8/05/20		5,937	5,921,094

			84,625,597
Professional Services — 2.7%
Ceridian HCM Holding, Inc., Initial Term Loan, 4.50%, 9/15/20		7,849	7,750,731
Connolly Intermediate, Inc.:
Initial Term Loan (First Lien), 5.00%, 5/14/21		10,588	10,634,091
Initial Term Loan (Second Lien), 8.00%, 5/13/22		7,350	7,258,125
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		5,900	5,856,147
Koosharem LLC, Term Loan, 7.50%, 5/15/20		9,776	9,665,896
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		4,836	4,830,105
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		1,287	1,287,000
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21		22,924	22,819,065

			70,101,160
Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, Tranche B Term Loan, 3.75%, 1/15/21		2,214	2,218,834

Floating Rate Loan Interests (b)		Par (000)	Value
Real Estate Management & Development — 1.0%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20	USD	5,297	$5,298,443
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.), Initial Term Loan (First Lien), 5.50%, 11/04/21		8,314	8,327,384
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.02% - 4.40%, 10/10/16		451	443,256
Initial Term B Loan 2014, 3.75%, 3/05/20		10,931	10,912,749

			24,981,832
Road & Rail — 0.9%
The Hertz Corp.:
Tranche B-1 Term Loan, 3.00%, 3/11/18		3,880	3,864,247
Tranche B-2 Term Loan, 3.50%, 3/11/18		10,756	10,671,728
PODS LLC, Initial Term Loan (First Lien), 5.25%, 2/02/22		3,700	3,707,696
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		4,018	3,978,241

			22,221,912
Semiconductors & Semiconductor Equipment — 1.6%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		17,172	17,181,568
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 4.25%, 2/28/20		12,593	12,561,053
Tranche B5 Term Loan, 5.00%, 1/15/21		4,710	4,732,131
NXP BV, Tranche D Loan, 3.25%, 1/11/20		6,726	6,675,870

			41,150,622
Software — 4.6%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25%, 1/25/21		7,371	7,347,554
Initial Term Loan (Second Lien), 7.50%, 1/24/22		1,765	1,749,115
Diamond U.S. Holding LLC (Dealogic), Initial Term Loan, 4.75%, 12/17/21		3,790	3,772,642
First Data Corp.:
2017 Second New Dollar Term Loan, 3.67%, 3/24/17		13,955	13,937,556
2018 New Dollar Term Loan, 3.67%, 3/23/18		26,973	26,926,070
2018B Second New Term Loan, 3.67%, 9/24/18		150	149,859
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		10,790	10,687,096
Kronos, Inc., Incremental Term Loan (First Lien), 4.50%, 10/30/19		8,047	8,054,097
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		5,000	4,936,450
Initial Term Loan, 4.50%, 10/13/20		8,564	8,505,614
Regit Eins GmbH (TV Borrower US LLC), Dollar Term Loan (First Lien), 6.00%, 1/08/21		3,347	3,258,158
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.50%, 2/19/19		2,642	2,641,563
Term B Loan, 4.00%, 2/19/19		9,166	9,153,140
Sophia LP, Term B-1 Loan, 4.00%, 7/19/18		7,873	7,860,835

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Software (concluded)
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20	USD	4,075	$4,073,563
TIBCO Software, Inc., Term Loan B, 5.50%, 11/25/20		1,300	1,294,722
Websense, Inc., Loan (Second Lien), 8.25%, 12/24/20		3,940	3,787,325

			118,135,359
Specialty Retail — 3.3%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		12,368	12,350,877
Armored AutoGroup, Inc. (FKA Viking Acquisition, Inc.), New Term Loan, 6.00%, 11/05/16		843	841,622
General Nutrition Centers, Inc., Amended Tranche B Term Loan, 3.25%, 3/04/19		5,598	5,485,739
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		5,683	5,350,953
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		4,721	4,707,253
Term B Loan, 3.75%, 1/28/20		2,222	2,206,995
National Vision, Inc., Initial Term Loan (First Lien), 4.00% - 5.25%, 3/12/21		8,605	8,472,301
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		9,331	9,249,248
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		11,063	10,988,954
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		5,323	5,314,110
PetSmart, Inc., Term Loan B, 4.00%, 2/18/22		18,225	18,347,107
Things Remembered, Inc., Term Loan, 8.00%, 5/24/18		1,669	1,410,299

			84,725,458
Technology Hardware, Storage & Peripherals — 0.2%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		5,716	5,663,099
Textiles, Apparel & Luxury Goods — 0.7%
ABG Intermediate Holdings 2 LLC, Term Loan (First Lien), 5.50%, 5/27/21		8,089	8,088,502
Kate Spade & Co., Initial Term Loan, 4.00%, 4/09/21		6,085	6,031,335
Polymer Group, Inc., Initial Loan, 5.25%, 12/19/19		3,211	3,214,686

			17,334,523
Trading Companies & Distributors — 2.1%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		7,967	7,921,869
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		6,952	6,796,032
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		22,430	22,366,960
Interline Brands, Inc., Term Loan (First Lien), 4.00%, 3/17/21		2,789	2,756,378
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		2,750	2,653,931
Solenis International LP (Solenis Holdings 3 LLC):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		5,147	5,082,761

Floating Rate Loan Interests (b)		Par (000)	Value
Trading Companies & Distributors (concluded)
Initial Term Loan (Second Lien), 7.75%, 7/31/22	USD	5,540	$5,369,202

			52,947,133
Wireless Telecommunication Services — 0.3%
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan,, 3.25%, 3/24/21		7,900	7,842,154
Total Floating Rate Loan Interests — 92.0%			2,366,863,489

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		5,640	5,743,218

Preferred Securities		Shares
Preferred Stocks
Diversified Consumer Services — 0.0%
Education Management Corp.:
Series A-1, 7.50% (e)		1,705	110,825
Series A-2 (c)(e)		4,834	48,340
Total Preferred Securities — 0.0%			159,165

Warrants (f)
Media — 0.0%
New Vision Holdings LLC:
(Issued 3/21/11, Expires 12/31/15, Strike Price $25)		7,419	401
(Issued 3/21/11, Expires 12/31/15, Strike Price $29.40)		41,217	2,230
Total Warrants — 0.0%			2,631
Total Long-Term Investments (Cost — $2,496,837,068) — 96.5%			2,482,562,142

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (g)(h)		237,023,860	237,023,860
Total Short-Term Securities (Cost — $237,023,860) — 9.2%			237,023,860
Total Investments (Cost — $2,733,860,928) — 105.7%			2,719,586,002
Liabilities in Excess of Other Assets — (5.7)%			(145,770,654)

Net Assets — 100.0%			$2,573,815,348

See Notes to Consolidated Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(g)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	46,841,956	190,181,904	237,023,860	$21,248	$3,295

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of February 28, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,033,061	CAD	3,629,000	UBS AG	4/21/15	$132,354
USD	1,196,698	EUR	1,037,000	Citibank N.A.	4/21/15	35,480
USD	1,189,265	GBP	784,000	Bank of America N.A.	4/21/15	(20,647)
Total						$147,187

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	17

Consolidated Schedule of Investments (continued)

As of February 28, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$37,281,340	$4,423,825	$41,705,165
Common Stocks	$1,718,896	2,742,405	34,061	4,495,362
Corporate Bonds	—	59,117,330	4,475,782	63,593,112
Floating Rate Loan Interests	—	2,225,429,707	141,433,782	2,366,863,489
Non-Agency Mortgage-Backed Securities	—	5,743,218	—	5,743,218
Preferred Securities	—	—	159,165	159,165
Warrants	—	—	2,631	2,631
Short-Term Securities	237,023,860	—	—	237,023,860

Total	$238,742,756	$2,330,314,000	$150,529,246	$2,719,586,002

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$167,834	—	$167,834
Liabilities:
Foreign currency exchange contracts	—	(20,647)	—	(20,647)

Total	—	$147,187	—	$147,187

[1]    Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$97,692	—	—	$97,692
Foreign currency at value	13,292	—	—	13,292

Total	$110,984	—	—	$110,984

During the six months ended February 28, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of August 31, 2014	$3,780,000	$34,453	$4,086,331	$180,781,017	$(721)	—	$2,631	$188,684,432
Transfers into Level 3[2]	—	—	—	59,368,950	—	—	—	59,368,950
Transfers out of Level 3[3]	(3,780,000)	—	—	(89,346,343)	—	—	—	(93,126,343)
Accrued discounts/premiums	8,291	—	(2,053)	101,536	—	—	—	107,774
Net realized gain (loss)	—	—	—	(414,841)	721	—	—	(414,841)
Net change in unrealized appreciation/depreciation[4,5]	(4,621)	(392)	(126,965)	(2,137,581)	—	$(117,374)	—	(2,386,933)
Purchases	4,420,155	—	518,469	42,943,788	—	276,539	—	48,158,951
Sales	—	—	—	(49,862,744)	—	—	—	(49,862,744)
Closing Balance, as of February 28, 2015	$4,423,825	$34,061	$4,475,782	$141,433,782	—	$159,165	$2,631	$150,529,246

Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015[5]	$(4,621)	$(392)	$(126,965)	$(2,083,348)	—	$(117,374)	—	$(2,332,700)

See Notes to Consolidated Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Consolidated Schedule of Investments (concluded)

[2]

As of August 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $59,368,950 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $93,126,343 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[5]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	19

Consolidated Statement of Assets and Liabilities

February 28, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $2,496,837,068)	$2,482,562,142
Investments at value — affiliated (cost — $237,023,860)	237,023,860
Cash	97,692
Foreign currency at value (cost — $13,429)	13,292
Investments sold receivable	44,803,721
Unrealized appreciation on forward foreign currency exchange contracts	167,834
Capital shares sold receivable	7,356,357
Interest receivable	13,305,141
Dividends receivable — affiliated	10,624
Prepaid expenses	108,190

Total assets	2,785,448,853

Liabilities
Investments purchased payable	193,893,715
Unrealized depreciation on forward foreign currency exchange contracts	20,647
Income dividends payable	2,817,581
Capital shares redeemed payable	12,502,739
Investment advisory fees payable	1,057,710
Service and distribution fees payable	256,903
Other affiliates payable	134,624
Officer’s and Trustees’ fees payable	10,261
Other accrued expenses payable	939,325

Total liabilities	211,633,505

Net Assets	$2,573,815,348

Net Assets Consist of
Paid-in capital	$2,704,876,591
Distributions in excess of net investment income	(2,168,826)
Accumulated net realized loss	(114,933,200)
Net unrealized appreciation/depreciation	(13,959,217)

Net Assets	$2,573,815,348

Net Asset Value
Institutional — Based on net assets of $1,768,481,542 and 171,358,336 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.32

Investor A — Based on net assets of $609,280,159 and 59,053,209 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.32

Investor C — Based on net assets of $132,820,946 and 12,874,991 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.32

Investor C1 — Based on net assets of $63,232,701 and 6,128,731 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.32

See Notes to Consolidated Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Consolidated Statement of Operations

Six Months Ended February 28, 2015 (Unaudited)

Investment Income
Interest	$56,699,817
Dividends — affiliated	21,248
Dividends — unaffiliated	177,015

Total income	56,898,080

Expenses
Investment advisory	5,846,987
Service and distribution — class specific	1,643,030
Transfer agent — class specific	712,122
Administration	608,189
Administration — class specific	212,387
Professional	122,431
Registration	92,097
Accounting services	61,889
Custodian	52,778
Printing	24,902
Officer and Trustees	23,609
Miscellaneous	225,109
Recoupment of past waived fees — class specific	126,290

Total expenses	9,751,820
Less fees waived by Manager	(26,195)
Less administration fees waived — class specific	(23,903)
Less transfer agent fees waived — class specific	(302)
Less transfer agent fees reimbursed — class specific	(5,184)

Total expenses after fees waived and reimbursed	9,696,236

Net investment income	47,201,844

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(16,140,286)
Capital gain distributions received from affiliated investment companies	3,295
Foreign currency transactions	1,857,707

(14,279,284)

Net change in unrealized appreciation/depreciation on:
Investments	(11,252,652)
Unfunded floating rate loan interests	127,890
Foreign currency translations	(517,387)

(11,642,149)

Net realized and unrealized loss	(25,921,433)

Net Increase in Net Assets Resulting from Operations	$21,280,411

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	21

Consolidated Statements of Changes in Net Assets

Increase in Net Assets:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$47,201,844	$105,369,088
Net realized gain (loss)	(14,279,284)	10,240,496
Net change in unrealized appreciation/depreciation	(11,642,149)	(6,297,371)

Net increase in net assets resulting from operations	21,280,411	109,312,213

Distributions to Shareholders From[1]
Net investment income:
Institutional	(35,099,374)	(66,996,416)
Investor A	(12,157,668)	(27,623,349)
Investor C	(2,558,824)	(4,462,515)
Investor C1	(1,350,332)	(2,686,766)

Decrease in net assets resulting from distributions to shareholders	(51,166,198)	(101,769,046)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	168,457,126	185,512,396

Net Assets
Total increase in net assets	138,571,339	193,055,563
Beginning of period	2,435,244,009	2,242,188,446

End of period	$2,573,815,348	$2,435,244,009

Undistributed (distributions in excess of) net investment income, end of period	$(2,168,826)	$1,795,528

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Financial Highlights

	Institutional
	Six Months Ended February 28, 2015[1] (Unaudited)	Year Ended August 31,			Period March 21, 2011[2] to August 31, 2011
		2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.43	$10.32	$9.83	$10.32

Net investment income[3]	0.22	0.44	0.45	0.50	0.21
Net realized and unrealized gain (loss)	(0.12)	0.01	0.13 [4]	0.49 [4]	(0.50)[4]

Net increase (decrease) from investment operations	0.10	0.45	0.58	0.99	(0.29)

Distributions from net investment income[5]	(0.24)	(0.42)	(0.47)	(0.50)	(0.20)

Net asset value, end of period	$10.32	$10.46	$10.43	$10.32	$9.83

Total Return[6]
Based on net asset value	0.99%[7]	4.42%	5.67%	10.29%	(2.86)%[7]

Ratios to Average Net Assets
Total expenses[8]	0.70%[9,10]	0.72%[10]	0.73%[10]	0.80%	0.86%[9,11]

Total expenses after fees waived and/or reimbursed[8]	0.70%[9]	0.70%	0.70%	0.70%	0.70%[9]

Net investment income[8]	4.33%[9]	4.19%	4.25%	4.95%	4.52%[9]

Supplemental Data
Net assets, end of period (000)	$1,768,482	$1,607,319	$1,372,062	$484,591	$249,255

Portfolio turnover rate	34%	87%	91%	60%	46%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,			Period March 21, 2011 to August 31, 2011
		2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended February 28, 2015 and the years ended August 31, 2014 and August 31, 2013, the ratio would have been 0.69%, 0.69% and 0.71%, respectively.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.88%.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	23

Financial Highlights (continued)

	Investor A
	Six Months Ended February 28, 2015[1] (Unaudited)	Year Ended August 31,
		2014[1]	2013[1]	2012[1]	2011[2]	2010[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.42	$10.31	$9.83	$9.98	$9.42

Net investment income[3]	0.21	0.41	0.42	0.47	0.36	0.47
Net realized and unrealized gain (loss)	(0.13)	0.02	0.12 [4]	0.48 [4]	(0.15)[4]	0.56

Net increase from investment operations	0.08	0.43	0.54	0.95	0.21	1.03

Distributions from net investment income[5]	(0.22)	(0.39)	(0.43)	(0.47)	(0.36)	(0.47)

Net asset value, end of period	$10.32	$10.46	$10.42	$10.31	$9.83	$9.98

Total Return[6]
Based on net asset value	0.84%[7]	4.23%	5.35%	9.80%	2.84%	11.20%

Ratios to Average Net Assets
Total expenses[8]	1.01%[9,10]	0.98%[10]	1.02%[10]	1.11%[10]	1.48%[11]	1.53%[11]

Total expenses after fees waived and/or reimbursed[8]	1.01%[9]	0.97%	1.01%	1.05%	1.41%[11]	1.53%[11]

Net investment income[8]	4.12%[9]	3.86%	3.99%	4.60%	4.12%[11]	4.82%[11]

Supplemental Data
Net assets, end of period (000)	$609,280	$600,954	$659,910	$436,960	$347,363	$298,135

Portfolio turnover of the Master LLC	—	—	—	—	45%[12]	108%

Portfolio turnover rate	34%	87%	91%	60%	46%[13]	—

[1]	Consolidated Financial Highlights.

[2]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the ratio would have been 0.97%, 1.00% and 1.10%, respectively. There was no financial impact to the ratios for the six months ended February 28, 2015.

[11]	Includes the Fund’s share of the Master Senior Floating Rate LLC’s (the “Master LLC”) allocated expenses and/or net investment income.

[12]	For the period September 1, 2010 through March 20, 2011.

[13]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post-reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Financial Highlights (continued)

	Investor C
	Six Months Ended February 28, 2015[1] (Unaudited)	Year Ended August 31,			Period March 21, 2011[2] to August 31, 2011
		2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.42	$10.31	$9.82	$10.32

Net investment income[3]	0.17	0.33	0.34	0.39	0.16
Net realized and unrealized gain (loss)	(0.12)	0.03	0.12 [4]	0.49 [4]	(0.51)[4]

Net increase (decrease) from investment operations	0.05	0.36	0.46	0.88	(0.35)

Distributions from net investment income[5]	(0.19)	(0.32)	(0.35)	(0.39)	(0.15)

Net asset value, end of period	$10.32	$10.46	$10.42	$10.31	$9.82

Total Return[6]
Based on net asset value	0.47%[7]	3.45%	4.56%	8.98%	(3.43)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.73%[9,10]	1.74%[9]	1.77%[9]	1.86%[9]	1.92%[10,11]

Total expenses after fees waived and/or reimbursed[8]	1.73%[10]	1.73%	1.76%	1.80%	1.77%[10]

Net investment income[8]	3.30%[10]	3.15%	3.19%	3.85%	3.45%[10]

Supplemental Data
Net assets, end of period (000)	$132,821	$151,454	$123,040	$46,765	$34,502

Portfolio turnover rate	34%	87%	91%	60%	46%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,			Period March 21, 2011 to August 31, 2011
		2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.73% and 1.74%, respectively. There was no financial impact to the expense ratios for the six months ended February 28, 2015 or the year ended August 31, 2012.

[10]	Annualized.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 1.94%.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	25

Financial Highlights (concluded)

	Investor C1
	Six Months Ended February 28, 2015[1] (Unaudited)	Year Ended August 31,			Period March 21, 2011[2] to August 31, 2011
		2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.42	$10.31	$9.83	$10.32

Net investment income[3]	0.18	0.36	0.37	0.42	0.17
Net realized and unrealized gain (loss)	(0.12)	0.02	0.12 [4]	0.48 [4]	(0.50)[4]

Net increase (decrease) from investment operations	0.06	0.38	0.49	0.90	(0.33)

Distributions from net investment income[5]	(0.20)	(0.34)	(0.38)	(0.42)	(0.16)

Net asset value, end of period	$10.32	$10.46	$10.42	$10.31	$9.83

Total Return[6]
Based on net asset value	0.61%[7]	3.73%	4.84%	9.28%	(3.22)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.46%[9,10]	1.47%[9]	1.51%[9]	1.58%	1.64%[10,11]

Total expenses after fees waived and/or reimbursed[8]	1.46%[10]	1.46%	1.49%	1.54%	1.53%[10]

Net investment income[8]	3.58%[10]	3.41%	3.55%	4.15%	3.68%[10]

Supplemental Data
Net assets, end of period (000)	$63,233	$75,517	$87,176	$100,532	$128,110

Portfolio turnover rate	34%	87%	91%	60%	46%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31,			Period March 21, 2011 to August 31, 2011
		2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.45% and 1.49%, respectively. There was no financial impact to the ratios for the six months ended February 28, 2015.

[10]	Annualized.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C1 Shares would have been 1.66%.

See Notes to Consolidated Financial Statements.

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”). The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	Yes	None
[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of SFR Subsidiary, LLC (the “Taxable Subsidiary”). As of December 19, 2014, SFR Subsidiary, LLC, which was wholly owned by the Fund was dissolved. The Taxable Subsidiary enabled the Fund to hold an investment in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	27

Notes to Consolidated Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	29

Notes to Consolidated Financial Statements (continued)

yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause a greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

The Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of February 28, 2015, the Fund had no outstanding unfunded floating rate loan interests.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of February 28, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$167,834	$20,647

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended February 28, 2015
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$2,302,486	$(608,582)

For the six months ended February 28, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,061,866
Average amounts sold — in USD	$3,073,771

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	31

Notes to Consolidated Financial Statements (continued)

As of February 28, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$167,834	$20,647

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$167,834	$20,647

As of February 28, 2015, the following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Citibank N.A	$35,480	—	—	—	$35,480
UBS AG	132,354	—	—	—	132,354

Total	$167,834	—	—	—	$167,834

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A	$20,647	—	—	—	$20,647

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations. For the six months ended February 28, 2015, the amount waived was $26,195.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Investor C1	0.25%	0.50%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

For the six months ended February 28, 2015, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Investor C1	Total
$691,324	$695,754	$255,952	$1,643,030

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 28, 2015, the Fund paid $49,746 to affiliates of BlackRock in return for these services to Institutional, which are included in transfer agent — class specific in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended February 28, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$3,262	$4,421	$1,732	$168	$9,583

For the six months ended February 28, 2015, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$364,371	$271,073	$55,465	$21,213	$712,122

Effective January 1, 2015, the Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of .02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	33

Notes to Consolidated Financial Statements (continued)

in the Consolidated Statement of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million — $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the six months ended February 28, 2015, the Fund paid $673,184 to the Manager in return for these services, which is included in administration and administration — class specific in the Consolidated Statement of Operations.

For the six months ended February 28, 2015, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$125,174	$62,895	$16,301	$8,017	$212,387

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a share class, which is included in administration fees waived — class specific in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1
0.70%	1.05%	1.80%	1.80%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016 unless approved by the Board, including a majority of the independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended February 28, 2015, there was no amount included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$22,957	$768	$178	$23,903
Transfer Agent Fees Waived.	$175	$127	—	$302
Transfer Agent Fees Reimbursed	$4,823	$361	—	$5,184

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

For the six months ended February 28, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Investor C	Total
106,445	$16,922	$2,923	$126,290

On February 28, 2015, the class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring August 31,
	2015	2016	2017
Institutional	$44,621	$137,418	$27,956
Investor A	—	—	$1,255
Investor C	—	—	$178

For the six months ended February 28, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $10,444.

For the six months ended February 28, 2015, affiliates received CDSCs relating to transactions in Investor A, Investor C and Investor C1 Shares of $85,370, $20,901 and $4, respectively.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the six months ended February 28, 2015, purchases and sales of investments, excluding short-term securities, were $879,245,603 and $768,644,984, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of August 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
2015	$32,239,527
2016	23,949,741
2017	36,103,579
2018	5,675,863

Total	$97,968,710

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	35

Notes to Consolidated Financial Statements (continued)

As of February 28, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$.2,738,288,701

Gross unrealized appreciation	$12,670,916
Gross unrealized depreciation	(31,373,615)
Net unrealized depreciation	$(18,702,699)

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Of the aggregate $1.1 billion commitment amount, $450 million was specially designated to the Fund. The remaining $650 million commitment was available to all Participating Funds, but the Fund could borrow up to an additional $350 million of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion. Excluding commitments for certain funds, the Fund and BlackRock Secured Credit Portfolio, a series of the Trust, can borrow up to an aggregate commitment amount of $850 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The Fund paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated to it based upon the portion of the aggregate commitment designated to the Fund and other considerations. During the six months ended February 28, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. See the Consolidated Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended February 28, 2015		Year Ended August 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	81,043,876	$832,217,453	135,728,597	$1,425,485,248
Shares issued in reinvestment of distributions	2,428,205	25,012,299	4,588,877	48,179,622
Shares redeemed	(65,704,722)	(676,208,310)	(118,318,323)	(1,242,781,112)

Net increase	17,767,359	$181,021,442	21,999,151	$230,883,758

Investor A
Shares sold	16,784,998	$171,843,303	34,010,411	$356,760,822
Shares issued in reinvestment of distributions	909,114	9,363,467	2,137,868	22,438,557
Shares redeemed	(16,117,135)	(166,034,745)	(41,986,309)	(440,575,755)

Net increase (decrease)	1,576,977	$15,172,025	(5,838,030)	$(61,376,376)

Investor C
Shares sold	1,013,462	$10,434,194	6,202,188	$65,056,984
Shares issued in reinvestment of distributions	204,183	2,103,097	351,841	3,692,158
Shares redeemed	(2,821,858)	(29,049,659)	(3,881,175)	(40,726,903)

Net increase (decrease)	(1,604,213)	$(16,512,368)	2,672,854	$28,022,239

Investor C1
Shares sold	1,051	$10,827	5,897	$61,645
Shares issued in reinvestment of distributions	81,103	835,379	158,162	1,659,663
Shares redeemed	(1,172,254)	(12,070,179)	(1,309,433)	(13,738,533)

Net decrease	(1,090,100)	$(11,223,973)	(1,145,374)	$(12,017,225)

Total Net Increase	16,650,023	$168,457,126	17,688,601	$185,512,396

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	37

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of the Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015	39

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-2/15-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: May 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: May 1, 2015

4